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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this prospectus supplement to the registration statement on Form S-3 (File No. 333-31394) of our report dated February 28, 2000 included in Dynegy Inc.'s Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this prospectus supplement.


                               /s/ Arthur Andersen LLP
                               -----------------------
                               ARTHUR ANDERSEN LLP

Houston, Texas
April 17, 2000